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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            WHEREAS, Compass Bancshares, Inc. (the "Company") has agreed to file one or more registration statements under the Securities Act of 1933, as amended, with respect to the sale of Common Stock, Preferred Stock, Debt Securities, Common Securities, Preferred Securities, Warrants, and Junior Subordinated Debt;

            NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of D. Paul Jones, Jr., Garrett R. Hegel, Jerry W. Powell, Timothy
L. Journy, and Mahesh Sankaran true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statements and any appropriate amendments and supplements thereto, to be accompanied by prospectuses and any appropriately amended or supplemental prospectuses and any necessary exhibits.

            The Company hereby authorizes said persons or any one of them to execute said registration statements and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

            The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statements by appropriate amendment or amendments and to file the same as aforesaid.

         DONE as of the 2nd of January, 2002.

                                            COMPASS BANCSHARES, INC.


                                            BY: /s/ D. Paul Jones, Jr.
                                                --------------------------------
                                                    D. Paul Jones, Jr.
                                                    Its Chairman and Chief
                                                     Executive Officer


                                            /s/ D. Paul Jones, Jr.
                                            ------------------------------------
                                            D. Paul Jones, Jr.


                                            /s/ Garrett R. Hegel
                                            ------------------------------------
                                            Garrett R. Hegel


                                            /s/ Timothy L. Journy
                                            ------------------------------------
                                            Timothy L. Journy



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                                            /s/ James H. Click, Jr.
                                            ------------------------------------
                                            James H. Click, Jr.


                                            /s/ Charles W. Daniel
                                            ------------------------------------
                                            Charles W. Daniel


                                            /s/ William Eugene Davenport
                                            ------------------------------------
                                            William Eugene Davenport


                                            /s/ Tranum Fitzpatrick
                                            ------------------------------------
                                            Tranum Fitzpatrick


                                            /s/ Carl J. Gessler, Jr., M.D.
                                            ------------------------------------
                                            Carl J. Gessler, Jr., M.D.


                                            /s/ Charles E. Mcmahen
                                            ------------------------------------
                                            Charles E. McMahen


                                            /s/ John S. Stein
                                            ------------------------------------
                                            John S. Stein




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